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                            WFMBS MORTGAGE LOAN POOL

                       10-YEAR THROUGH 15-YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-20

                            POOL PROFILE (7/24/2001)

                                     REVISED
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
                                                 ---------------------------            ---------------------------
                                                             BID                                 TOLERANCE
                                                 ---------------------------            ---------------------------

         AGGREGATE PRINCIPAL BALANCE                           $276,000,000                             (+/- 5.00%)

         MORTGAGE LOAN CUTOFF DATE                                 1-Aug-01
         INTEREST RATE RANGE                                5.500% - 8.500%
         GROSS WAC                                                    7.00%                       (+5 bps/ -5 Bps%)
         WEIGHTED AVERAGE SERVICE FEE                                25 bps
         MASTER SERVICING FEE                                       1.7 bps
         WAM (in months)                                                178                           (+/- 2 month)

         WALTV                                                          63%                           (maximum 69%)

         CALIFORNIA %                                                   27%                           (maximum 35%)
         SINGLE LARGEST ZIP CODE CONCENTRATION                           1%                           (maximum  5%)

         AVERAGE LOAN BALANCE                                      $425,000                      (maximum $435,000)
         LARGEST INDIVIDUAL LOAN BALANCE                         $1,000,000                    (maximum $1,500,000)

         CASH-OUT REFINANCE %                                           27%                          (maximum  30%)

         PRIMARY RESIDENCE %                                            91%                           (minimum 90%)

         SINGLE-FAMILY DETACHED %                                       90%                           (minimum 87%)

         FULL DOCUMENTATION %                                           82%                           (minimum 80%)

         PREPAYMENT PENALTY %                                            0%                            (maximum 1%)

         UNINSURED > 80% LTV %                                           1%                            (maximum 2%)

         TEMPORARY BUYDOWNS                                              0%                           (maximum  1%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-20

                               PRICING INFORMATION

                                     REVISED

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
         RATING AGENCIES                                                                  TBD by Wells Fargo

         PASS THRU RATE                                                                                6.25%

         ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                          0.06%

         PRICING DATE                                                                              24-Jul-01

         FINAL STRUCTURE DUE DATE                                                                  10-Aug-01              9:00 AM

         SETTLEMENT DATE                                                                           29-Aug-01

         ASSUMED SUB LEVELS       ** NOT Final  **                                                       AAA          1.850%
                                                                                                          AA          0.950%
                                                                                                           A          0.550%
                                                                                                         BBB          0.300%
                                                                                                          BB          0.200%
                                                                                                           B          0.100%

                                                                           Note:  AAA Class will be rated by two rating agencies.
                                                                           AA through B Classes will be rated by one rating agency.


      * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

      * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

      WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-20. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

      WFMBS CONTACTS                       Brad Davis (301) 846-8009
                                           Lori Maller (301) 846-8185


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

                            WFASC DENOMINATION POLICY

DESCRIPTION OF CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------
                           TYPE OF CERTIFICATE                              MINIMUM           PHYSICAL         BOOK ENTRY
                                                                        DENOMINATION (1)(4)  CERTIFICATES     CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable prepayment support)          $  25,000            Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                          $ 100,000            Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit         $ 100,000            Required        Not Allowed
protection to the Class A, Complex multi-component
certificates

Notional and Nominal Face IO                                                   (2)              Required        Not Allowed

Residual Certificates                                                          (3)              Required        Not Allowed

All other types of Class A Certificates                                        (5)                (5)              (5)

CLASS B (Investment Grade)                                                 $ 100,000            Allowed           Allowed

CLASS B (Non-Investment Grade)                                             $ 250,000            Required        Not Allowed

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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)     100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)     Underwriter must obtain WFASC's approval